United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 5, 2025

Date of Report (Date of earliest event reported)

A SPAC II Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-41372	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

289 Beach Road #03-01 Singapore 199552	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +(65) 6818 5796

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of Each Class	Trading Symbol
Units, each consisting of one Class A ordinary share, with no par value, one-half of one redeemable warrant and one right to receive one-tenth of one Class A ordinary share	ASUUF
Class A ordinary shares	ASCBF
Warrants	ASCWF
Rights	ASCRF

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) On August 5, 2025, A SPAC II Acquisition Corp. (the “Company”) dismissed Marcum Asia CPAs LLP (“MarcumAsia”) as its independent registered public accountants and engaged FundCertify CPA Professional Corporation(“FundCertify”) as its independent registered public accountants. The dismissal of MarcumAsia and the engagement of FundCertify was approved by the Audit Committee of the Company’s Board of Directors on August 5, 2025.

MarcumAsia’s reports on the consolidated financial statements of the Company for the fiscal years ended December 31, 2024 and December 31, 2023 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report for the fiscal years ended December 31, 2023 and December 31, 2024 included an explanatory paragraph relating to substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2023 and December 31, 2024, and through August 5, 2025, there were no disagreements with MarcumAsia on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to MarcumAsia satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the fiscal years ended December 31, 2024 and December 31, 2023, and through August 5, 2025, there were no “reportable events” of the type described in Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, we furnished MarcumAsia with a copy of this Form 8-K on August 5, 2025 providing MarcumAsia with the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company under this Item 4.01 in response to Item 304(a) of Regulation S-K as the same pertains to MarcumAsia and, if not, stating the respect in which it does not agree. A copy of such letter is filed as Exhibit 16.1 to this Report.

(b) On August 5, 2025, the Company engaged FundCertify as the Company’s new independent registered public accounting firm effective upon the termination of MarcumAsia. The retention of FundCertify was approved by the Audit Committee of the Company’s Board of Directors to perform independent audit services for the fiscal year ending December 31, 2025, to re-audit the Company’s financial statements for the fiscal years ended December 31, 2024 and 2023, and to review the Company’s unaudited interim financial statements for the first three quarters of 2025. During the fiscal years ended December 31, 2024 and December 31, 2023 and through August 5, 2025, the Company did not consult with FundCertify with respect to any matter whatsoever including without limitation with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
16.1	Letter from Marcum Asia CPAs LLP, dated August 5, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 5, 2025

A SPAC II ACQUISITION CORP.

By:	/s/ Yip Tsz Yan
Name:	Yip Tsz Yan
Title:	Chief Executive Officer and Chief Financial Officer

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